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SERVICES COMPANY

Annual Compliance Statement

Per the applicable Servicing Agreement for each of the transactions listed on Schedule I attached hereto, each of the undersigned, each duly authorized officers of Argentic Services Company LP, in its capacity as special servicer (the “Certifying Servicer”), do hereby certify as follows:

1.        I (or servicing officers under my supervision) have reviewed the Certifying Servicer’s activities for the period reflected on Schedule I attached hereto (the “Reporting Period”) and the Certifying Servicer’s performance under the applicable Servicing Agreement; and

2.        To the best of my knowledge, based on such review, the Certifying Servicer has fulfilled all of its obligations under the applicable Servicing Agreement in all material respects during the Reporting Period.

Date: February 19, 2025

Argentic Services Company LP

By: /s/ Andrew Hundertmark

Name: Andrew Hundertmark

Title: Authorized Signatory

Argentic Services Company LP

By: /s/ Grace E. Bodemuller-Holst

Name: Grace E. Bodemuller-Holst

Title: Authorized Signatory

Schedule I

Transaction	Servicing Agreement	Servicing Agreement Date	Reporting Period
ARES Trust 2024-IND2	Trust and Servicing Agreement	October 15, 2024	October 15, 2024 – December 31, 2024
BANK 2018-BNK12	Pooling and Servicing Agreement	May 1, 2018	January 1, 2024 – December 31, 2024
BANK 2019-BNK22	Pooling and Servicing Agreement	November 1, 2019	January 1, 2024 – December 31, 2024
BBCMS Mortgage Trust 2022-C17	Pooling and Servicing Agreement	September 1, 2022	January 1, 2024 – December 31, 2024
BBCMS Mortgage Trust 2024-C24	Pooling and Servicing Agreement	February 1, 2024	February 15, 2024 – December 31, 2024
BBCMS Mortgage Trust 2024-5C29	Pooling and Servicing Agreement	September 1, 2024	September 27, 2024 – December 31, 2024
Benchmark 2019-B10 Mortgage Trust	Pooling and Servicing Agreement	April 1, 2019	January 1, 2024 – December 31, 2024
Benchmark 2020-B16 Mortgage Trust	Pooling and Servicing Agreement	February 1, 2020	January 1, 2024 – December 31, 2024
Benchmark 2020-B20 Mortgage Trust	Pooling and Servicing Agreement	October 1, 2020	January 1, 2024 – December 31, 2024
Benchmark 2021-B26 Mortgage Trust	Pooling and Servicing Agreement	May 1, 2021	January 1, 2024 – December 31, 2024
Benchmark 2023-B38 Mortgage Trust	Pooling and Servicing Agreement	April 1, 2023	January 1, 2024 – December 31, 2024
BMO 2024-5C4 Mortgage Trust	Pooling and Servicing Agreement	May 1, 2024	May 15, 2024 – December 31, 2024
BMO 2024-C9 Mortgage Trust	Pooling and Servicing Agreement	July 1, 2024	July 17, 2024 – December 31, 2024
BPR Trust 2021-TY	Trust and Servicing Agreement	September 23, 2021	January 1, 2024 – December 31, 2024
BPR Trust 2021-WILL	Trust and Servicing Agreement	May 27, 2021	January 1, 2024 – December 31, 2024
BPR Trust 2022-STAR	Trust and Servicing Agreement	August 18, 2022	January 1, 2024 – December 31, 2024
BSST 2021-SSCP Mortgage Trust*	Base Trust and Servicing Agreement; Supplement to Base Trust and Servicing Agreement	April 1, 2021 April 15, 2021	January 1, 2024 – December 16, 2024
BX Trust 2021-MFM1	Trust and Servicing Agreement	January 19, 2021	January 1, 2024 – December 31, 2024
BX Trust 2021-NWM	Trust and Servicing Agreement	March 9, 2021	January 1, 2024 – December 31, 2024
BXP Trust 2017-CC	Trust and Servicing Agreement	August 9, 2017	January 1, 2024 – December 31, 2024
CD 2017-CD6 Mortgage Trust	Pooling and Servicing Agreement	November 1, 2017	January 1, 2024 – December 31, 2024
CSAIL 2018-CX11 Commercial Mortgage Trust	Pooling and Servicing Agreement	April 1, 2018	January 1, 2024 – December 31, 2024
CSAIL 2018-CX12 Commercial Mortgage Trust	Pooling and Servicing Agreement	August 1, 2018	January 1, 2024 – December 31, 2024
CSMC 2021-980M*	Trust and Servicing Agreement	August 6, 2021	January 1, 2024 – June 17, 2024
CSMC 2021-GATE	Trust and Servicing Agreement	December 22, 2021	January 1, 2024 – December 31, 2024
CSTL Commercial Mortgage Trust 2024-GATE	Trust and Servicing Agreement	October 22, 2024	October 22, 2024 – December 31, 2024
GS Mortgage Securities Trust 2019- GSA1	Pooling and Servicing Agreement	November 1, 2019	January 1, 2024 – December 31, 2024
GS Mortgage Securities Trust 2021- GSA3	Pooling and Servicing Agreement	December 1, 2021	January 1, 2024 – December 31, 2024
GS Mortgage Securities Corporation Trust 2024-RVR	Trust and Servicing Agreement	August 21, 2024	August 21, 2024 – December 31, 2024
INV 2024-IND Mortgage Trust	Trust and Servicing Agreement	November 25, 2024	November 25, 2024 – December 31, 2024
J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX	Pooling and Servicing Agreement	June 1, 2012	January 1, 2024 – December 31, 2024
J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-OPO	Trust and Servicing Agreement	January 26, 2022	June 14, 2024 – December 31, 2024
LEX 2024-BBG Mortgage Trust	Trust and Servicing Agreement	October 1, 2024	October 1, 2024 – December 31, 2024
MAD Mortgage Trust 2017-330M*	Trust and Servicing Agreement	August 15, 2017	January 1, 2024 – August 16, 2024
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8	Pooling and Servicing Agreement	February 1, 2013	January 1, 2024 – December 31, 2024
Morgan Stanley Capital I Trust 2017- H1	Pooling and Servicing Agreement	June 1, 2017	January 1, 2024 – December 31, 2024
Morgan Stanley Capital I Trust 2017- HR2	Pooling and Servicing Agreement	December 1, 2017	January 1, 2024 – December 31, 2024
Morgan Stanley Capital I Trust 2018- H4	Pooling and Servicing Agreement	December 1, 2018	January 1, 2024 – December 31, 2024
Morgan Stanley Capital I Trust 2019- H7	Pooling and Servicing Agreement	July 1, 2019	January 1, 2024 – December 31, 2024
Morgan Stanley Capital I Trust 2020- L4	Pooling and Servicing Agreement	February 1, 2020	January 1, 2024 – December 31, 2024
Morgan Stanley Capital I Trust 2021- L6	Pooling and Servicing Agreement	July 1, 2021	January 1, 2024 – December 31, 2024
MSWF Commercial Mortgage Trust 2023-1	Pooling and Servicing Agreement	May 1, 2023	January 1, 2024 – December 31, 2024
MSWF Commercial Mortgage Trust 2023-2	Pooling and Servicing Agreement	December 1, 2023	January 1, 2024 – December 31, 2024
NJ Trust 2023-GSP	Trust and Servicing Agreement	December 22, 2023	January 1, 2024 – December 31, 2024
NXPT Commercial Mortgage Trust 2024-STOR	Trust and Servicing Agreement	October 17, 2024	October 17, 2024 – December 31, 2024
OPEN Trust 2023-AIR	Trust and Servicing Agreement	November 20, 2023	January 1, 2024 – December 31, 2024
UBS Commercial Mortgage Trust 2018-C11	Pooling and Servicing Agreement	July 1, 2018	January 1, 2024 – December 31, 2024
WCORE Commercial Mortgage Trust 2024-CORE	Trust and Servicing Agreement	November 19, 2024	November 19, 2024 – December 31, 2024
Wells Fargo Commercial Mortgage Trust 2017-RC1	Pooling and Servicing Agreement	March 1, 2017	January 1, 2024 – December 31, 2024
Wells Fargo Commercial Mortgage Trust 2017-SMP	Trust and Servicing Agreement	December 21, 2017	January 1, 2024 – December 31, 2024
Wells Fargo Commercial Mortgage Trust 2018-1745	Trust and Servicing Agreement	July 2, 2018	January 1, 2024 – December 31, 2024
Wells Fargo Commercial Mortgage Trust 2018-AUS	Trust and Servicing Agreement	July 30, 2018	January 1, 2024 – December 31, 2024
Wells Fargo Commercial Mortgage Trust 2017-C39	Pooling and Servicing Agreement	August 1, 2017	January 1, 2024 – December 31, 2024
Wells Fargo Commercial Mortgage Trust 2017-C41	Pooling and Servicing Agreement	November 1, 2017	January 1, 2024 – December 31, 2024
Wells Fargo Commercial Mortgage Trust 2018-C46	Pooling and Servicing Agreement	August 1, 2018	January 1, 2024 – December 31, 2024
Wells Fargo Commercial Mortgage Trust 2018-C48	Pooling and Servicing Agreement	December 1, 2018	January 1, 2024 – December 31, 2024
Wells Fargo Commercial Mortgage Trust 2019-C52	Pooling and Servicing Agreement	August 1, 2019	January 1, 2024 – December 31, 2024
Wells Fargo Commercial Mortgage Trust 2019-C54	Pooling and Servicing Agreement	December 1, 2019	January 1, 2024 – December 31, 2024
Wells Fargo Commercial Mortgage Trust 2021-C59	Pooling and Servicing Agreement	May 1, 2021	January 1, 2024 – December 31, 2024
Wells Fargo Commercial Mortgage Trust 2022-ONL	Trust and Servicing Agreement	March 9, 2022	January 1, 2024 – December 31, 2024
Wells Fargo Commercial Mortgage Trust 2022-C62	Pooling and Servicing Agreement	April 1, 2022	January 1, 2024 – December 31, 2024
Wells Fargo Commercial Mortgage Trust 2024-5C1	Pooling and Servicing Agreement	July 1, 2024	July 25, 2024 – December 31, 2024
Wells Fargo Commercial Mortgage Trust 2024-BPRC	Trust and Servicing Agreement	July 15, 2024	July 15, 2024 – December 31, 2024
Wells Fargo Commercial Mortgage Trust 2024-C63	Pooling and Servicing Agreement	August 1, 2024	August 29, 2024 – December 31, 2024
WFRBS Commercial Mortgage Trust 2014-C19*	Pooling and Servicing Agreement	March 1, 2014	January 1, 2024 – September 17, 2024

*Denotes transaction in which the pool was liquidated as of the reporting period end date, which is prior to the end of the fiscal year. ASC is therefore covering only the timeframe in which ASC was appointed as Special Servicer under the related transaction.

ARGENTIC SERVICES COMPANY LP

500 NORTH CENTRAL EXPRESSWAY, SUITE 261 PLANO, TEXAS 75074